                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: June 12, 2002



                      CAPITAL ONE AUTO FINANCE TRUST 2002-A
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                    0-25762                 54-1719855
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)          Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                     23060
  (Address of principal executive offices)                          (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS

                 The May 2002 Monthly Servicer Report to investors were distributed June 12, 2002.

                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CAPITAL ONE AUTO FINANCE TRUST 2002-A

                                          By:   CAPITAL ONE BANK
                                                Servicer

                                          By:   /s/  David M. Willey
                                                --------------------------------
                                                David M. Willey
                                                Executive Vice President, CFO

Date: June 12, 2002

                         Capital One Auto Finance Trust
                Automobile Receivable-Backed Notes, Series 2002-A
                       Class A-1 1.98% Asset Backed Notes
                       Class A-2 2.99% Asset Backed Notes
                       Class A-3 4.03% Asset Backed Notes
                       Class A-4 4.79% Asset Backed Notes
                        Class B 8.35% Asset Backed Notes
                       Preliminary Servicer's Certificate

Monthly Period Beginning:                                       5/1/02
Monthly Period Ending:                                         5/31/02
Prev. Distribution/Close Date:                                 5/15/02
Distribution Date:                                             6/17/02
Days of Interest for Period:                                        33
Days in Collection Period:                                          31
Months Seasoned:                                                     2


                                                                   Original
Purchases               Units  Cut-off Date  Closing Date        Pool Balance
---------               -----  ------------  ------------        ------------
Initial Purchase       74,011      4/18/02     4/23/02           $1,086,769,451
Sub. Purchase #1       13,358      5/17/02     5/21/02           $  214,043,551
Sub. Purchase #2
Sub. Purchase #3
                       --------------------------------------------------------
Total                  87,369                                 $1,300,813,002.37
                       --------------------------------------------------------

I.         MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   {1}     Beginning of period Aggregate Principal Balance                      {1}                   $1,079,873,617.29
                                                                                                      -----------------

   {2}     Purchase of Subsequent Receivables                                   {2}                      214,043,551.07

           Monthly Principal Amounts

              {3}    Regular Principal Received                                 {3}  12,126,908.46
                                                                                    --------------
              {4}    Prepaid Principal Received                                 {4}   6,168,732.49
                                                                                    --------------
              {5}    Defaulted Receivables Deposit Amount                       {5}      53,683.10
                                                                                    --------------
              {6}    Principal Portion of Repurchased Receivables               {6}     323,478.17
                                                                                    --------------
              {7}    Cram Down Losses and Other Non-Cash Adjustments            {7}      27,596.82
                                                                                    --------------

              {8}    Total Monthly Principal Amounts                            {8}                       18,700,399.04
                                                                                                      -----------------

   {9}     End of period Aggregate Receivable Balance                           {9}                   $1,275,216,769.32
                                                                                                      =================
   {10}    Pool Factor   ( {9} / Original Pool Balance)                        {10}                              0.9803


II.        MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                       -----------------------------------------------------------
                                                                         Class A-1       Class A-2        Class A-3    Class A-4
                                                                         ---------       ---------        ---------    ---------
   {11}    Original Note Balance                                  {11} $209,000,000     $349,000,000    $320,000,000  $322,000,000
                                                                       -----------------------------------------------------------
   {12}    Beginning of period Note Balance                       {12}   202,311,041        349,000,000   320,000,000  322,000,000
                                                                       -----------------------------------------------------------
   {13}    Noteholders' Principal Distributable Amount            {13}    18,139,394                  0             0            0
   {14}    Noteholders' Accelerated Principal Amount              {14}             0                  0             0            0
   {15}    Optional Note Redemption Principal Amount              {15}             0                  0             0            0
                                                                       -----------------------------------------------------------
   {16}    End of period Note Balance                             {16}   184,171,647        349,000,000   320,000,000  322,000,000
                                                                       ===========================================================
   {17}    Note Pool Factors  ( {16} / {11} )                     {17}        0.8812             1.0000        1.0000       1.0000
                                                                       ===========================================================

                                                                       ------------------------------
                                                                         Class B          TOTAL
                                                                         -------          -----
   {11}    Original Note Balance                                  {11} $65,040,000    $1,265,040,000
                                                                       ------------------------------
   {12}    Beginning of period Note Balance                       {12}    64,833,125  $1,258,144,166
                                                                       ------------------------------
   {13}    Noteholders' Principal Distributable Amount            {13}       561,012      18,700,405
   {14}    Noteholders' Accelerated Principal Amount              {14}    11,671,317      11,671,317
   {15}    Optional Note Redemption Principal Amount              {15}             0               0
                                                                       ------------------------------
   {16}    End of period Note Balance                             {16}    52,600,796  $1,227,772,444
                                                                       ==============================
   {17}    Note Pool Factors  ( {16} / {11} )                     {17}        0.8087          0.9705
                                                                       ==============================

III.       RECONCILIATION OF PRE-FUNDING ACCOUNT:

   {18}    Beginning of period Pre-Funding Account balance                             {18}                    $208,157,359.86
   {19}      Purchase of Subsequent Receivables                                        {19} 208,157,353.42
                                                                                            ---------------
   {20}      Investment Earnings                                                       {20}     205,903.90
                                                                                            ---------------
   {21}      Investment Earnings Transfer to Collections Account                       {21}    (205,903.90)
                                                                                            ---------------
   {22}      Payment of Mandatory Prepayment Amount                                    {22}           0.00
                                                                                            ---------------
   {23}      Mandatory Reduction of the Prefunding Account After Final Addition        {23}           6.45
                                                                                            ---------------
   {24}    End of period Pre-Funding Account balance                                   {24}                              $0.00

IV.        RECONCILIATION OF COLLECTION ACCOUNT:

Available Funds:
             {25}    Scheduled and Prepayment Principal Cash Received                  {25}  18,295,640.95
                                                                                            ---------------
             {26}    Liquidation Proceeds Collected during period                      {26}      53,683.10
                                                                                            ---------------
             {27}    Receivables Repurchase Amounts                                    {27}     323,478.17
                                                                                            ---------------
             {28}    Interest and Fees Collected on Receivables                        {28}  16,563,673.16
                                                                                            ---------------
             {29}    Recoveries on Previously Defaulted Receivables                    {29}           0.00
                                                                                            ---------------
             {30}    Advances from the Reserve Fund                                    {30}           0.00
                                                                                            ---------------
                     Investment Earnings on Trust Accounts
             {31}      Collection Account                                              {31}      29,376.71
                                                                                            ---------------
             {32}      Transfer from Reserve Fund                                      {32}      20,138.84
                                                                                            ---------------
             {33}      Transfer from Pre-Funding Account                               {33}     205,903.90
                                                                                            ---------------
             {34}    Transfer from the Pre-Funding Account                             {34}           6.45
                                                                                            ---------------
             {35}    Optional Note Redemption Prepayment Amount                        {35}           0.00
                                                                                            ---------------
             {36}    Class B Noteholder's Accelerated Principal Amount Not
                     Distributed in Prior Month                                        {36}   1,606,943.98
                                                                                            ---------------
             {37}    Total Available Funds                                             {37}                      37,098,845.26

Distributions:
             {38}    Trustees' Fees                                                    {38}           0.00
                                                                                            ---------------
             {39}    Servicing Fees                                                    {39}   2,400,783.96
                                                                                            ---------------

                     Class A Noteholders' Note Interest

                     -----------------------------------------------------------------------------------
                                   Beginning    Interest                                     Calculated
                     Class        Note Balance    Rate         Days          Days Basis       Interest
                     -----------------------------------------------------------------------------------
             {40}     A-1         $202,311,041  1.98000%        33      Actual days/360        $367,195      {40}     367,194.54
                                                                                                                  ---------------
             {41}     A-2         $349,000,000  2.99000%        30           30/360             869,592      {41}     869,591.67
                                                                                                                  ---------------
             {42}     A-3         $320,000,000  4.03000%        30           30/360           1,074,667      {42}   1,074,666.67
                                                                                                                  ---------------
             {43}     A-4         $322,000,000  4.79000%        30           30/360           1,285,317      {43}   1,285,316.67
                     ------------------------------------------------------------------------------------         ---------------
             {44}    Note Insurer Premiums                                                                   {44}     278,439.24
                                                                                                                  ---------------
             {45}    Reimbursement Obligations due Note Insurer                                              {45}           0.00
                                                                                                                  ---------------

        Class B Noteholders' Primary Note Interest
        ---------------------------------------------------------------------------------------------------
                   Beginning    Interest                              Calculated
         Class    Note Balance    Rate         Days   Days Basis       Interest
        ---------------------------------------------------------------------------------------------------
{46}     Class B  $64,833,125   8.35000%      30    Actual days/360     451,130    {46}      451,130.49
        ---------------------------------------------------------------------------------------------------
{47}    Class A Noteholders' Principal Payment Amount                              {47}   18,139,393.52
                                                                                          --------------
{48}    Accrued and Unpaid Premium and Reimbursement Obligations,
        due Note Insurer                                                           {48}            0.00
                                                                                           --------------
{49}    Deposit to Reserve Account, to Required Level                              {49}            0.00
                                                                                           --------------
{50}    Class A Noteholder's Accelerated Principal Amount (if in an event of default under the indenture or, under certain circumstances, insurance
        agreement event of default)                                                {50}            0.00

{51}    Class B Noteholders' Principal Payment Amount                                     --------------
                                                                                    {51}      561,011.97
{52}    Class B Noteholder's Accelerated Principal Amount                                 --------------
                                                                                    {52}   11,671,316.53
{53}    Optional Note Redemption Amount                                                   --------------
                                                                                    {53}            0.00
{54}    Other Amounts Due to the Trustees                                                 --------------
                                                                                    {54}            0.00
{55}    Servicer Transition Expenses                                                      --------------
                                                                                    {55}            0.00
{56}    Indenture Trustee Title Expenses                                                  --------------
                                                                                    {56}            0.00
{57}    Class B Excess Interest                                                           --------------
                                                                                    {57}            0.00
{58}    Distribution to the equity certificate holder                                     --------------
                                                                                    {58}            0.00
{59}    Total Distributions                                                               --------------
                                                                                    {59}   37,098,845.26

V.      RECONCILIATION OF RESERVE ACCOUNT:

{60}    BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                                  {60}                     $12,488,883.83
                                                                                                             ---------------

        Deposits to Reserve Account
{61}    Investment Earnings                                                          {61}       20,138.84
                                                                                           --------------
{62}    Initial Reserve Deposit                                                      {62}               -
                                                                                           --------------
{63}    Capitalized Interest Amount                                                  {63}               -
                                                                                           --------------
{64}    Deposits Related to Subsequent Receivables Purchases                         {64}    2,140,435.51
                                                                                           --------------
{65}    Total Additions                                                              {65}                      $2,160,574.35
                                                                                                             ---------------

        PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT
{66}    Transfer of Investment Earnings to Collection Account                        {66}      (20,138.84)
                                                                                           --------------
{67}    Advances to Collection Account - Priority (1) through (7)                    {67}               -
                                                                                           --------------
{68}    Total Priority Withdrawals                                                   {68}                        ($20,138.84)
                                                                                                             ---------------

{69}    RESERVE ACCOUNT SUBTOTAL                                                     {69}                     $14,629,319.34
                                                                                                             ---------------
{70}    Reserve Account Requirement                                                  {70}   13,008,130.02
                                                                                           --------------
{71}    Reserve Account Excess / (Shortfall)                                         {71}    1,621,189.32
                                                                                           --------------
{72}    DEPOSIT TO / (WITHDRAWAL FROM) RESERVE FUND, TO REQUIRED LEVEL               {72}                     -$1,621,189.32
                                                                                                             ---------------
{73}    RESERVE ACCOUNT PRIMARY BALANCE                                              {73}                     $13,008,130.02
                                                                                                             ---------------

        SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT
{74}    Advances to Collection Account - Priority (10), (16) and (17)
        (limited to excess amounts on deposit)                                       {74}               -
                                                                                           --------------
{75}    Advances to Collection Account - Priority (12) through (15)                  {75}               -
                                                                                           --------------
{76}    Return of Excess to Equity Certificate Holder                                {76}               -
                                                                                           --------------
{77}    Total Subordinate Withdrawals                                                {77}                                  -
                                                                                                             ---------------

{78}    END OF PERIOD RESERVE ACCOUNT BALANCE                                        {78}                      13,008,130.02
                                                                                                             ===============

VI.        CALCULATION OF RESERVE ACCOUNT REQUIREMENT

           IF PRIOR TO ACCELERATED RESERVE FUND EVENT:

        Lesser of:
{79}           (1)Ending Aggregate Note Balance                                      {79}                      1,227,772,443.97
                                                                                                             ------------------
          -or--
{80}           (2)1.0% of Aggregate Receivables Balance as of
                  the latest Cut-Off Date                                            {80}                         13,008,130.02
                                                                                                               ----------------
{81}              Requirement                                                        {81}                         13,008,130.02
                                                                                                               ----------------

           IF ACCELERATED RESERVE FUND EVENT:

        Lesser of:
{82}           (1)Ending Aggregate Note Balance                                      {82}                      1,227,772,443.97
                                                                                                             ------------------
          -or--
               (2)Greater of:

{83}              (a) 3.0% of Original Receivable Balance                            {83}     39,024,390.07
                                                                                              -------------
{84}                 -or--                                                           {84}                         70,510,298.85
                                                                                                             ------------------
{85}              (b) 6.0% of Current Outstanding Class A Note
                      Principal Balance                                              {85}     70,510,298.85
                                                                                              -------------

{86}              Requirement                                                        {86}                         70,510,298.85
                                                                                                               ----------------

VII.    CALCULATION OF PRINCIPAL PAYMENT AMOUNTS

{87}    Principal Collections                                                        {87}    18,700,399.04
                                                                                           ----------------
{88}    End of Period Aggregate Receivables Balance + Prefunding
        Amount                                                                       {88}  1,275,216,769.32
                                                                                           ----------------
{89}    Targeted Class A Note Balance (line {88} X 88%)                              {89}  1,122,190,757.00
                                                                                           ----------------
{90}    Class A Aggregate Outstanding Principal Balance (Start of
        Period)                                                                      {90}  1,193,311,041.01
                                                                                           ----------------

        Allocable to Class A Notes:
        LESSER OF:
{91}    Principal Collections X 97%                                                  {91}      18,139,387.07
                                                                                            ----------------
{92}    Payment Amount Necessary to Reduce Class A Balance to
        Required Level (line {90} - {89})                                            {92}      71,120,284.01
                                                                                            ----------------

{93}    Class A Allocable Principal Payment Amount (Minimum of
        {89} and {90})                                                               {93}                       18,139,387.07
                                                                                                             ----------------
{94}    Refund of Amounts on Deposit in the Pre-Funding Account                      {94}              6.45
                                                                                           ----------------
{95}    Class A Total Principal Payment Amount (line {93}+{94})                      {95}                       18,139,393.52
                                                                                                             ----------------

        Allocation to Class B Notes:
                                                                                                             ----------------
{96}    Principal Collections X 3%                                                   {96}                          561,011.97
                                                                                                             ----------------




IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.



                              OFFICERS' CERTIFICATE

     The undersigned hereby certifies that ( i ) he or she is an Authorized Officer of One Auto Finance ( the "Servicer" ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section
2.02 ( Capital ) of the Servicing Agreement ( the "Servicing Agreement" ) dated as of April 23, 2002 by and among Capital One Auto Finance Trust 2002-A, as the Issuer, JP Morgan Chase Bank, Trustee, and the Servicer.


CAPITAL ONE AUTO FINANCE



Capital One Auto Finance, as Servicer


By:

Name:   Stuart Levy
Title:  Manager, Global Investor Reporting
Date:   06/19/02

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2002-A
                       Class A-1 1.98% Asset Backed Notes
                       Class A-2 2.99% Asset Backed Notes
                       Class A-3 4.03% Asset Backed Notes
                       Class A-4 4.79% Asset Backed Notes
                        Class B 8.35% Asset Backed Notes
                             Servicer's Certificate

-----------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                  5/1/02
MONTHLY PERIOD ENDING:                                    5/31/02
PREV. DISTRIBUTION/CLOSE DATE:                            5/15/02
DISTRIBUTION DATE:                                        6/17/02
DAYS OF INTEREST FOR PERIOD:                                   33
DAYS IN COLLECTION PERIOD:                                     31
MONTHS SEASONED:                                                2
-----------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:           CLASS A-1        CLASS A-2          CLASS A-3          CLASS A-4
--                                                             ---------        ---------          ---------          ---------
     {1}    Original Note Balance                     {1}   $209,000,000     $349,000,000       $320,000,000       $322,000,000
-------------------------------------------------------------------------------------------------------------------------------
     {2}    Beginning of period Note Balance          {2}   $202,311,041     $349,000,000       $320,000,000       $322,000,000

     {3}    End of period Note Balance                {3}   $184,171,648     $349,000,000       $320,000,000       $322,000,000
                                                          =====================================================================
     {4}    Note Pool Factors  {3} / {1}              {4}          0.881            1.000              1.000              1.000
                                                          =====================================================================

-------------------------------------------------------------------------------------------
I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:            CLASS B           TOTAL
--                                                              -------           -----
     {1}    Original Note Balance                     {1}   $65,040,000       $1,265,040,000
--------------------------------------------------------------------------------------------
     {2}    Beginning of period Note Balance          {2}   $63,226,181       $1,256,537,222

     {3}    End of period Note Balance                {3}   $53,108,861       $1,228,280,509
                                                          ==================================
     {4}    Note Pool Factors  {3} / {1}              {4}         0.817                0.971
                                                          ==================================

--------------------------------------------------------------------------------
II.         MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
--------------------------------------------------------------------------------

                                                                                              -----------------------------
                                                                                                   CUMULATIVE       PERIOD
                                                                                              -----------------------------
         {5}      Beginning number of Receivables                                       {5}          74,011         73,793
         {6}      Number of Subsequent Receivables Purchased                            {6}          13,358         13,358
         {7}      Number of Receivables Defaulted during period                         {7}               0              0
         {8}      Number of Receivables becoming Purchased Receivables during period    {8}              39             20
         {9}      Number of Receivables paid off during period                          {9}             732            533
                                                                                              -----------------------------
         {10}     Ending number of Receivables                                          10}          86,598         86,598
                                                                                              -----------------------------

--------------------------------------------------------------------------------
III.                   STATISTICAL DATA:  (CURRENT AND HISTORICAL)
--------------------------------------------------------------------------------

                                                                                      -----------------------------------------
                                                                                       ORIGINAL        PREV. MONTH      CURRENT
                                                                                      -----------------------------------------
         {11}     Weighted Average APR of the Receivables                     {11}        15.49%           15.49%         15.75%
         {12}     Weighted Average Remaining Term of the Receivables          {12}        60.64            60.38          60.54
         {13}     Weighted Average Original Term of Receivables               {13}        62.50            62.50          62.50
         {14}     Average Receivable Balance                                  {14}      $14,684          $14,634        $14,726
                                                                                        ---------------------------------------

--------------------------------------------------------------------------------
IV.          DELINQUENCY:
--------------------------------------------------------------------------------

                                                                                   ------------------------------------------------
Receivables with Scheduled Payment delinquent                                             UNITS        DOLLARS           PERCENTAGE
                                                                                   ------------------------------------------------
         {15}          31-60 days                                             {15}        1,086       15,112,747           1.40%
         {16}          61-90 days                                             {16}          100        1,226,160           0.11%
         {17}          91-120 days                                            {17}            0                0           0.00%
                                                                                   -----------------------------------------------
         {18}          Receivables with Scheduled Payment delinquent more
                       than 60 days at end of period                          {18}          100       $1,226,160           0.11%
                                                                                   -----------------------------------------------

--------------------------------------------------------------------------------
V.          PERFORMANCE TESTS:
--------------------------------------------------------------------------------

Delinquency Ratio

         {19}          Receivables with Scheduled Payment delinquent more
                       than 60 days at end of period ( line {18})             {19}        $   1,226,160
                                                                                          -------------
         {20}          Beginning of period Principal Balance                  {20}        1,079,873,617
                                                                                          -------------

         {21}          Delinquency Ratio {16} + {17} divided by {20}          {21}                                     0.11%
                                                                                                                       -----
         {22}          Previous Monthly Period Delinquency Ratio              {22}                                     0.01%
                                                                                                                       -----
         {23}          Second previous Monthly Period Delinquency Ratio       {23}                                     0.00%
                                                                                                                       -----
         {24}          Average Delinquency Ratio ({21} + {22} + {23}) / 3     {24}                                     0.06%
                                                                                                                       -----

---------------------------------------------------------------------------------------------------------------------------------
            Compliance with Accelerated Reserve Fund Trigger? (Average
            Delinquency Ratio is less than or equal to 3% months 1-12, 4% months
            13-24, 5% months 25-36 and 5.5% thereafter)                                   Yes

            Compliance with Insurance Agreement Event of Default? (Average
            Delinquency Ratio is less than or equal to 4% months 1-12, 5% months
            13-24, 6% months 25-36 and 6.5% thereafter)                                   Yes
---------------------------------------------------------------------------------------------------------------------------------

Cumulative Net Charge-off Rate

            {25}       Net Losses since Initial Cut-off Date (Beginning of Period)        {25}                   $0
                                                                                                            -------
            {26}           Receivables becoming Defaulted Receivables during period       {26}  $53,683
                                                                                                -------
            {27}           Cram Down Losses and other non-cash Adjustments occurring
                           during period                                                  {27}  $27,597
                                                                                                -------
            {28}           Liquidation Proceeds collected during period                   {28}  $53,683
                                                                                                -------
            {29}           Recoveries on Defaulted Receivables during period              {29}       $0
                                                                                                -------
            {30}           Net Losses during period {26} + {27} - {28} - {29}             {30}  $27,597
                                                                                                -------
            {31}       Net Losses since Initial Cut-off Date (End of Period)              {31}              $27,597
                                                                                                          -------
            {32}       Cumulative Net Loss Rate ({31}) / {Original Aggregate
                       Principal Balance}                                                 {32}                0.00%
                                                                                                            -------

---------------------------------------------------------------------------------------------------------------------------------
            Compliance with Accelerated Reserve Fund Trigger?        Cumulative Net Loss Rate is less than or equal to:  N/A  Yes

            Compliance with Insurance Agreement Event of Default?    Cumulative Net Loss Rate is less than or equal to:  N/A  Yes
---------------------------------------------------------------------------------------------------------------------------------


Extension Rate

            {33}       Number of Receivables extended during current period           {33}        148
                                                                                            ---------
            {34}       Beginning of Period Loans Outstanding                          {34}     73,793
                                                                                            ---------
            {35}       Extension Rate {33} divided by {34}                            {35}                     0.20%
                                                                                                         -----------
            {36}       Previous Monthly Extension Rate                                {36}                     0.07%
                                                                                                         -----------
            {37}       Second previous Monthly Extension Rate                         {37}                     0.00%
                                                                                                         -----------

            {38}       Average Extension Rate ({35} +{36} +{37}) / 3                  {38}                     0.14%
                                                                                                         -----------

---------------------------------------------------------------------------------------------------------------------------------
Compliance (Extension Test Pass is an Average Extension
Rate less than 4%.)                                                    Yes
---------------------------------------------------------------------------------------------------------------------------------